UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

☒  Filed by the Registrant                             ☐  Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CALATLANTIC GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed merger (the “Merger”) of CalAtlantic Group, Inc. (the “Company”) with and into Cheetah Cub Group Corp., a newly formed Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Lennar Corporation, a Delaware corporation (“Lennar”), with Merger Sub continuing as the surviving corporation, pursuant to the terms of the Agreement and Plan of Merger, dated October 29, 2017 (the “Merger Agreement”), by and among the Company, Merger Sub and Lennar:

(i)    Email from Scott D. Stowell and Larry T. Nicholson, which was distributed to all employees of the Company

(ii)    Key Messages relating to the CalAtlantic and Lennar Merger Announcement, which was provided to management of the Company

Each item listed above was first used or made available on October 30, 2017.

All-Employee Email from Scott D. Stowell and Larry T. Nicholson

To All CalAtlantic Employees,

Today we announced that we have entered into a definitive merger agreement under which CalAtlantic will become part of Lennar. This strategic transaction, which provides significant economic benefits to our shareholders, will create the nation’s largest and most renowned providers of quality communities and homes for all generations – first time, move up, active adult and luxury. Please find the link to the joint press release here (http://investors.calatlantichomes.com/releasedetail.cfs?ReleaseID=104588).

Many of you may be familiar with Lennar, one of the nation’s premier homebuilders. Since 1954, Lennar has been helping thousands of families across America move into the next stage of their lives with a new home.

The combined company will be well-positioned to provide high quality new home offerings spanning a wide range of price points in highly desirable markets nationwide. As a combined organization, there will be tremendous opportunity to further grow the footprint of high-quality homes in attractive markets and provide customers an even broader selection of homes to match their lifestyles.

Today’s news is just the first step. The transaction is subject to approval by both Lennar and CalAtlantic shareholders, and other customary closing conditions. We believe that the transaction will likely close in the first quarter of 2018. Until then, both companies will continue to operate independently, and execute their respective business strategies and plans.

Lennar’s interest in merging with CalAtlantic is a testament to the strong progress we’ve made over the last few years in creating significant value in the market and for our customers. Your consistent effort has been – and continues to be – integral to our success.

We look forward to discussing this news with you in more detail during an all-employee call.

We understand that you likely have questions about the transaction. We will be working on staffing and integration plans with Lennar leadership over the next several months and will communicate specific details to you as this process continues.

Per our usual Company policy, please refer any calls from the media or investors to Danielle Tocco at [XXX-XXX-XXXX] or Jeff McCall at [XXX-XXX-XXXX], respectively.

We look forward to speaking with you on today’s all-employee call.

Sincerely,

Scott and Larry

No Offer of Solicitation.

This communication is for informational purposes only and shall not constitute an offer to purchase, nor a solicitation of an offer to sell, subscribe for or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in connection with the proposed transaction or otherwise, nor shall there be any solicitation, offer, sale, issuance or transfer of securities in any jurisdiction in which such solicitation, offer, sale, issuance or transfer would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information about the Proposed Transaction and Where to Find It.

In connection with the proposed merger, Lennar Corporation (“Lennar”) will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), in which a joint proxy statement of CalAtlantic Group, Inc. (the “Company”) and Lennar will be included that also constitutes a prospectus (the “Joint Proxy Statement/Prospectus”). Investors and stockholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the merger of the Company and Lennar (the “Merger”) and the related transactions, when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company, Lennar and the proposed Merger. You will be able to obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company and Lennar at the SEC’s website (www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.calatlantichomes.com under the link “Investors” and then under the heading “Financials” and the subheading “SEC Filings” and from Lennar at www.lennar.com under the tab “Investors” and then under the heading “Financials.”

Participants in the Solicitation.

The Company, Lennar, their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s and Lennar’s stockholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of Company stock is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017 and its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 31, 2017. Information regarding Lennar’s directors and executive officers is contained in Lennar’s annual report on Form 10-K for the fiscal year ended November 30, 2016, which was filed with the SEC on January 20, 2017, and its proxy statement for its 2017 annual general meeting of stockholders, which was filed with the SEC on March 7, 2017. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers, other members of management and employees of the Company and Lennar may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of the Company and Lennar stockholders will be included in the Joint Proxy Statement.

CalAtlantic and Lennar Merger Announcement

Key Messages

•	We have just announced that we have entered into a definitive merger agreement with Lennar to combine companies. (See press release for details.)

•	This transaction brings together two highly complementary organizations with deep homebuilding experience to create an even stronger industry leader, which will provide significant long-term benefits to our shareholders, vendors/partners, employees and customers.

•	We realize that this news comes as a surprise. You can be assured that our agreement with Lennar is the result of careful consideration by our Board of Directors, which believes this transaction is an important one for CalAtlantic and creates significant economic value for our shareholders.

•	Many of you are familiar with Lennar since they build in all of our markets with the exception of Chicago, Indianapolis and Utah. Lennar is one of the nation’s largest and highly regarded homebuilders of quality first-time, move-up and active adult communities primarily under the Lennar brand name. Lennar also provides mortgage financing, title insurance and closing services, is a nationwide developer of high-quality multifamily rental properties, and includes a vertically integrated asset management platform focused on investing throughout the commercial real estate capital structure.

•	Larry, Scott and the rest of our executive team are confident that the combined company will be well positioned for success.

•	While we realize that this transaction will result in changes for CalAtlantic, for now it is important that we all remain focused on our responsibilities and serving our customers. Until the transaction closes, which we expect to occur by early 2018, we will continue to operate as two separate and distinct companies.

•	Over the next several weeks, we will be meeting with Lennar’s management team to begin to develop staffing and integration plans. We know you are likely to have a lot of questions about the future and we promise to keep you informed in as timely a manner as possible.

•	We deeply value all of our employees and we are committed to treating you with the utmost respect and fairness. We appreciate the high standards you have set in your work and your commitment to our customers and know that you will continue to stay focused.

•	If you should receive inquiries from the media or investors, please follow the company protocol and direct them to Danielle Tocco at [XXX-XXX-XXXX] or Jeff McCall at [XXX-XXX-XXXX], respectively.

•	If you haven’t already, I encourage you to review the press release and all-employee email that were issued this morning and to join the all-employee call that our Executive Chairman of the Board Scott Stowell and our President and CEO Larry Nicholson will be hosting later today.

No Offer of Solicitation.

This communication is for informational purposes only and shall not constitute an offer to purchase, nor a solicitation of an offer to sell, subscribe for or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in connection with the proposed transaction or otherwise, nor shall there be any solicitation, offer, sale, issuance or transfer of securities in any jurisdiction in which such solicitation, offer, sale, issuance or transfer would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information about the Proposed Transaction and Where to Find It.

In connection with the proposed merger, Lennar Corporation (“Lennar”) will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), in which a joint proxy statement of the Company and Lennar will be included that also constitutes a prospectus (the “Joint Proxy Statement/Prospectus”). Investors and stockholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the Merger and the related transactions, when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company, Lennar and the proposed Merger. You will be able to obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company and Lennar at the SEC’s website (www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.CalAtlantic.com under the link “Investors” and then under the heading “Financials” and the subheading “SEC Filings” and from

Lennar at www.Lennar.com under the tab “Investors” and then under the heading “Financials.”

Participants in the Solicitation.

The Company, Lennar, their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s and Lennar’s stockholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of Company stock is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017 and its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 31, 2017. Information regarding Lennar’s directors and executive officers is contained in Lennar’s annual report on Form 10-K for the fiscal year ended November 30, 2016, which was filed with the SEC on January 20, 2017, and its proxy statement for its 2017 annual general meeting of stockholders, which was filed with the SEC on March 7, 2017. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers, other members of management and employees of the Company and Lennar may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of the Company and Lennar stockholders will be included in the Joint Proxy Statement.

***

Cautionary Note Regarding Forward-Looking Statements

The foregoing communications contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and may qualify for the safe harbor provided for in Section 21E of the Exchange Act. These forward-looking statements include, among others, statements about the benefits of the transactions, the expected timing for completing the Merger, the Company’s and Lennar’s objectives, plans and strategies and any other statements about future expectations, beliefs, goals, plans or prospects of the Company or Lennar, including after completion of the Merger. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” objective,” “plan,” or “targets” and other similar expressions) are intended to identify forward-looking statements. These statements are based on the current beliefs and expectations of the Company’s management and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by these forward-looking statements, including, but not limited to: (i) the risk that the proposed Merger may not be completed in a timely manner or at all; (ii) the Company or Lennar may be unable to obtain stockholder approval as required for consummation of the Merger; (iii) conditions to the closing of the Merger may not be satisfied or waived; (iv) the transaction may involve unexpected costs, liabilities or delays; (v) the Company’s business may suffer as a result of the uncertainty surrounding the transaction; (vi) the costs and outcome of any legal proceeding relating to the transaction; (vii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (viii) the ability of Lennar to recognize synergies and other benefits of the transaction; (ix) risks that the transaction disrupts current plans and operations of the Company; (x) potential difficulties faced by the Company in employee recruitment and retention as a result of the transaction; (xi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to maintain relationships with its customers, suppliers and others with whom it does business; (xii) risks related to diverting management’s attention from the Company’s ongoing business operations; and (xiii) other risks to consummation of the transaction; and (xv) other risks related to the Company’s business and operations described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required under applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.